PROVISIONS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2017
Disclosure of other provisions [abstract]
PROVISIONS AND CONTINGENT LIABILITIES
PROVISIONS AND CONTINGENT LIABILITIES
The Company’s current provisions consist of environmental and restoration obligations, litigation and termination benefits and other provisions.
The reconciliation of the Company’s provisions is as follows:

	Litigation	Environmental	Restoration	Termination benefits and other	Total
	$	$	$	$	$
Balance, December 31, 2015	180	2,506	1,872	593	5,151
Additional provisions	1,903	—	50	1,789	3,742
Amounts used	(1,940)	—	(47)	(1,002)	(2,989)
Amounts reversed	—	—	(28)	—	(28)
Net foreign exchange differences	—	—	12	3	15
Balance, December 31, 2016	143	2,506	1,859	1,383	5,891

Amount presented as current	143	1,473	942	1,293	3,851
Amount presented as non-current	—	1,033	917	90	2,040
Balance, December 31, 2016	143	2,506	1,859	1,383	5,891

Additional provisions	—	199	5	516	720
Amounts used	(104)	(417)	(505)	(1,200)	(2,226)
Amounts reversed	—	—	(387)	(152)	(539)
Net foreign exchange differences	—	—	25	7	32
Balance, December 31, 2017	39	2,288	997	554	3,878

Amount presented as current	39	106	55	457	657
Amount presented as non-current	—	2,182	942	97	3,221
Balance, December 31, 2017	39	2,288	997	554	3,878

The environmental provision pertains primarily to the South Carolina Project.
The restoration provision pertains to leases at operating facilities where the Company is obligated to restore the leased properties to the same condition that existed at the lease commencement date. The carrying amount of this obligation is based on management’s best estimate of the costs of the permanent removal of the Company’s manufacturing equipment used in these facilities.
Restoration obligations and termination benefits settled during the year ended December 31, 2017 were primarily related to the TaraTape Closure and other small restructuring initiatives. See Note 4 for more information.
On November 5, 2015, the Company’s former Chief Financial Officer filed a lawsuit against the Company in the United States District Court for the Middle District of Florida alleging certain violations by the Company related to the terms of his employment and his termination. On October 20, 2016, the Company and the former Chief Financial Officer agreed to a settlement of the outstanding litigation. Pursuant to the terms of the confidential settlement agreement, the Company paid $1.9 million for full and complete settlement of all matters between the parties with respect to the litigation.
The Company is engaged from time-to-time in various legal proceedings and claims that have arisen in the ordinary course of business. The outcome of all of the proceedings and claims against the Company is subject to future resolution, including the uncertainties of litigation. Based on information currently known to the Company and after consultation with outside legal counsel, management believes that the probable ultimate resolution of any such proceedings and claims, individually or in the aggregate, will not have a material adverse effect on the financial condition of the Company, taken as a whole, and accordingly, no material amounts have been recorded as of December 31, 2017.

As of December 31, 2017, and 2016, no reimbursements are expected to be received by the Company for any of the provided amounts and there were no contingent assets at any of the financial statement reporting dates covered by these consolidated financial statements.